UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2005 (November 16, 2005)
LOWRANCE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15240 (Commission file number)	44-0624411 (I.R.S. Employer Identification No.)
12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)
(918) 437-6881
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On November 16, 2005, Douglas J. Townsdin submitted his resignation as Vice President of Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of Lowrance Electronics, Inc. (the “Company”) effective December 16, 2005. To ensure a smooth transition, a search for Mr. Townsdin’s replacement will commence immediately.
     A copy of the Company’s press release announcing Mr. Townsdin’s resignation is attached as Exhibit 99.1 and is incorporated by reference as additional disclosure under this Item.

Item 8.01	OTHER EVENTS
     On November 17, 2005, the Audit Committee of the Board of Directors of the Company engaged Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2006. Deloitte & Touche LLP has served in this capacity for the past four fiscal years.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release issued November 22, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: November 22, 2005	LOWRANCE ELECTRONICS, INC.
	By:	/s/ Darrell J. Lowrance
Darrell J. Lowrance
President and Chief Executive Officer